                                                                     EXHIBIT 4.1



       [CERTIFICATE OF CREATIVE MASTER INTERNATIONAL, INC. APPEARS HERE]


INCORPORATED UNDER THE LAWS            SEE REVERSE FOR CERTAIN DEFINITIONS
  OF THE STATE OF DELAWARE                         CUSIP 22528Y 10 2

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This Certifies that

                                   SPECIMEN

is the record holder of
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  FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.0001 PAR VALUE, OF

        _______________                                     ______________
_______________________ CREATIVE MASTER INTERNATIONAL, INC. ____________________
        _______________                                     ______________

  transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


     Dated:

        [SIGNATURE ILLEGIBLE]                           [SIGNATURE ILLEGIBLE]
        ---------------------                           ---------------------
        SECRETARY                                       PRESIDENT


                                    [SEAL]

     The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common                       UNIF GIFT MIN ACT - ............... Custodian ..................
     TEN ENT - as tenants by the entireties                                       (Cust)                   (Minor)
     JT TEN  - as joint tenants with right of                                 under Uniforms Gifts to Minors
               survivorship and not as tenants                                Act.........................................
               in common                                                                     (State)
                                                          UNIF GIFT MIN ACT - ........... Custodian (until age...........)
                                                                                (Cust)
                                                                              .................... under Uniform Transfers
                                                                                    (Minor)
                                                                              to Minors Act ..............................
                                                                                                    (State)

    Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, _________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------

---------------------------------------

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_______________________________________________________________________  Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated____________________

                                                  X ____________________________

                                                  X ____________________________
                                            NOTICE: THE SIGNATURE(S) TO THIS
                                                    ASSIGNMENT MUST CORRESPOND
                                                    WITH THE NAME(S) AS WRITTEN
                                                    UPON THE FACE OF THE
                                                    CERTIFICATE IN EVERY
                                                    PARTICULAR, WITHOUT
                                                    ALTERATION OR ENLARGEMENT OR
                                                    ANY CHANGE WHATEVER.

Signature(s) Guaranteed




By_______________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C RULE 17AG-15.